Exhibit 10.5


                               CORPORATE GUARANTY
                               ------------------



         This CORPORATE GUARANTY (this "GUARANTY"), is made this __ day of November, 2007, by the entities listed on Schedule I, individually and collectively, jointly and severally, the "GUARANTOR") in favor of and for the benefit and security of _______________________, having a mailing address at __________________ (the "SECURED PARTY").

         WHEREAS, pursuant to a Subscription Agreement, dated the date hereof, between HC Innovations, Inc. (the "Company") and the Secured Party (the "PURCHASE AGREEMENT"), the Company has agreed to issue to the Secured Party and the Secured Party has agreed to purchase from the Company (i) Twelve-Month 10% Secured Convertible Notes, (the "NOTES"), which are convertible into shares of Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"); and
(ii) Common Stock purchase warrants (the "WARRANTS"); and

         WHEREAS, each Guarantor is desirous of having the Secured Party make a loan to the Company, and the Secured Party has required that each Guarantor execute and deliver this Guaranty to the Secured Party, as a condition to the loan made by the Secured Party; and

         WHEREAS, the loan made, as aforesaid, by the Secured Party is necessary and desirable to the conduct and operation of the business of the Company, and each Guarantor will derive substantial benefits from the credit made available to the Company pursuant to the Notes;

         NOW, THEREFORE, for value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Company by the Secured Party, each Guarantor agrees as follows:

         1. Each Guarantor, jointly and severally, unconditionally guaranties (i) the full and prompt payment and performance, when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of the Company to the Secured Party or any parent, affiliate or subsidiary of the Secured Party (the terms "Secured Party" as used hereafter shall include such parents, affiliates and subsidiaries), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by the Secured Party, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, including, without limitation, all obligations and liabilities of the Company to the Secured Party under the Notes, and (ii) the prompt, full and faithful discharge by the Company of each and every term, condition, agreement, representation and warranty now or hereafter made by the Company to Secured Party (all such indebtedness, liabilities and obligations being hereinafter collectively referred to as the "LIABILITIES"). Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by Secured Party in endeavoring to collect all or any part of the Liabilities from, or in prosecuting any action against, Guarantor. All amounts payable by Guarantor under this Guaranty shall be payable by Guarantor upon demand by Secured Party.

         2. Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if this Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "FRAUDULENT CONVEYANCE" means a fraudulent conveyance under Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

         3. Each Guarantor hereby agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that, except as hereinafter provided, its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of the Liabilities or any part thereof, or of any promissory note or other document evidencing all or any part of the Liabilities, (ii) the absence of any attempt to collect Liabilities from the Company or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Secured Party with respect to any provision of any instrument evidencing Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by Company and delivered to Secured Party, (iv) failure by Secured Party to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Liabilities, (v) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss.101 et seq.), as amended (the "BANKRUPTCY CODE") or any similar or analogous statutory or nonstatutory proceedings under any other law, whether state, provincial or federal, now existing or hereafter existing for relief of the debtors, by or against Company, (vi) Secured Party's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a security interest by Company as debtor-in-possession, under Section 364 of the Bankruptcy Code, (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Secured Party's claim(s) for repayment of Liabilities, or (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         4. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership, insolvency or bankruptcy of the Company, protest or notice with respect to Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon any default by the Company as provided in any instrument or document evidencing all or any part of Liabilities, including, without limitation, the Notes, Secured Party may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of Liabilities, without first proceeding against the Company, or any other person, firm, or corporation, or against any security or collateral for Liabilities.

         5. Secured Party is hereby authorized, without notice or demand and without affecting the liability of any Guarantor, to at any time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by the Company and delivered to Secured Party; (ii) accept partial payments on Liabilities; (iii) take and hold security or collateral for the payment of Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of Liabilities or other liabilities of the Company, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of any Guarantor hereunder. Secured Party shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from the Company or any other source, and such determination shall be binding on each Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Liabilities as Secured Party shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.

         6. To secure the payment and performance of the Liabilities, including the obligations and liabilities contained herein, each Guarantor has granted to Secured Party a security interest pursuant to a Security Agreement dated as of even date herewith among the Company, each Guarantor and Secured Party (the "Security Agreement") in all property of Guarantor. Guarantor agrees that Secured Party shall have the rights and remedies of a secured party under the UCC (as defined in the Security Agreement), as now existing or hereafter amended, with respect to all of the aforesaid property, including without limitation thereof, the right to sell or otherwise dispose of any or all of such property and apply the proceeds of such sale to the payment of Liabilities. In addition, Secured Party may, in its sole discretion, without notice to Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of Liabilities (i) any indebtedness due or to become due from Secured Party to Guarantor, and (ii) any moneys, credits or other property belonging to Guarantor, at any time held by or coming into the possession of Secured Party, whether for deposit or otherwise.

         7. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Company, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of Liabilities and of all other circumstances bearing upon the risk of nonpayment of Liabilities or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that Secured Party shall not have any duty to advise Guarantor of information known to Secured Party regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, Secured Party shall be under no obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.

         8. Each Guarantor consents and agrees that Secured Party shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of

Liabilities. Each Guarantor further agrees that, to the extent that the Company make a payment or payments to Secured Party, or Secured Party receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Company, its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state, provincial or federal law, common law or equitable theory, then to the extent of such payment or repayment, Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and Guarantor's obligations hereunder with respect to such portion of Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         9. Each Guarantor agrees that any and all claims of any Guarantor against the Company, any endorser or any other guarantor of all or any part of Liabilities, or against Company's properties, whether arising by reason of any payment by any Guarantor to Secured Party pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all of Liabilities.

         10. Secured Party may, without notice to anyone, sell or assign Liabilities or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but Secured Party shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Secured Party, as to any part of Liabilities retained by Secured Party.

         11. This Guaranty shall be binding upon Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for Guarantor) of Guarantor and shall inure to the benefit of Secured Party and its respective successors and assigns. Guarantor hereby represents and warrants that it has all necessary corporate authority to execute and deliver this Guaranty and to perform its obligations hereunder.

         12. This Guaranty shall continue in full force and effect, and Secured Party shall be entitled to make loans and advances and extend financial accommodations to the Company on the faith hereof until such time as Secured Party has, in writing, notified Guarantor that all of Liabilities have been paid in full and discharged or until Secured Party has actually received written notice from Guarantor of the discontinuance of this Guaranty, or written notice of the dissolution of Guarantor. In case of any discontinuance by, or dissolution of, Guarantor (collectively, a "TERMINATION EVENT"), this Guaranty and the obligations of Guarantor and its successors or assigns, as the case may be, shall remain in full force and effect with respect to all of Liabilities incurred prior to the receipt by Secured Party of written notice of the Termination Event.

         13. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         14. THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.

         15. Each Guarantor irrevocably agrees that, subject to Secured Party's sole and absolute election, all disputes arising under this Guaranty will be submitted to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association ("AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the State of New York. No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Secured Party's right to obtain an injunction for a breach of this Guaranty from a court of law.

         16. TERMINATION. This Agreement shall terminate on the date on which all Liabilities have been satisfied, performed, paid or discharged in full.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of this ____ day of November, 2007.

GUARANTOR:



By:
   -------------------------------------
Print Name:
           -----------------------------
Title:
      ----------------------------------



By:
   -------------------------------------
Print Name:
           -----------------------------
Title:
      ----------------------------------



By:
   -------------------------------------
Print Name:
           -----------------------------
Title:
      ----------------------------------

ACKNOWLEDGMENT OF SIGNATURES

STATE OF ___________________________________}
                                            } SS
COUNTY OF __________________________________}

         I, ___________________________, a Notary Public in and for the state and county aforesaid, so hereby certify that before me this day personally appeared _______________________, known to me to be the same person whose name is subscribed to the foregoing Secured Continuing Unconditional Guaranty and known to me to be the _____________________________ of the corporation that executed the foregoing Secured Continuing Unconditional Guaranty, and acknowledged to me that he executed and delivered the foregoing consent as his free and voluntary act, for the uses set forth therein.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of November, 2007.


                                        ------------------------------------
                                        Notary Public

                                        My Commission Expires: _____________

ACKNOWLEDGMENT OF SIGNATURES

STATE OF ___________________________________}
                                            } SS
COUNTY OF __________________________________}

         I, ___________________________, a Notary Public in and for the state and county aforesaid, so hereby certify that before me this day personally appeared _______________________, known to me to be the same person whose name is subscribed to the foregoing Secured Continuing Unconditional Guaranty and known to me to be the _____________________________ of the corporation that executed the foregoing Secured Continuing Unconditional Guaranty, and acknowledged to me that he executed and delivered the foregoing consent as his free and voluntary act, for the uses set forth therein.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of November, 2007.


                                        ------------------------------------
                                        Notary Public

                                        My Commission Expires: _____________